EXHIBIT 99.1

INDEX TO FINANCIAL STATEMENTS

Page
Report of Registered Public Accounting Firm	F-2

Statement of assets acquired and liabilities assumed of certain operating assets previously used by Cable & Wireless USA, Inc. and Cable & Wireless Internet Services, Inc. together with certain assets and liabilities of certain of their affiliates and acquired by SAVVIS, Inc. to operate the business

F-3

Statements of revenue and direct operating expenses of certain operating assets previously used by Cable & Wireless USA, Inc. and Cable & Wireless Internet Services, Inc. together with certain assets and liabilities of certain of their affiliates and acquired by SAVVIS, Inc. to operate the business

F-4

Notes to statement of assets acquired and liabilities assumed and statements of revenue and direct operating expenses	F-5 - F-13

Report of Independent Registered Public Accounting Firm

Board of Directors

SAVVIS Communications Corporation

We have audited the accompanying statement of assets acquired and liabilities assumed of certain operating assets previously used by Cable & Wireless USA, Inc. and Cable & Wireless Internet Services, Inc, together with certain assets and liabilities of certain of their affiliates, (collectively “Cable & Wireless America” or “CWA”), and acquired by SAVVIS, Inc., a wholly owned subsidiary of SAVVIS Communications Corporation (the “Company”), as of December 31, 2003 and the related statements of revenue and direct operating expenses for the nine months ended December 31, 2003, and the twelve months ended March 31, 2003 and 2002. These statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by Rule 3-05 of Regulations S-X, (for inclusion in the current report on Form 8-K/A of SAVVIS Communications Corporation) as described in Note 1 and are not intended to be a complete presentation of the financial position or the results of operations of CWA.

In our opinion, the statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed as of December 31, 2003, and the related revenue and direct operating expenses for the nine months ended December 31, 2003 and the twelve months ended March 31, 2003 and 2002 of the operating assets previously used by CWA and acquired by the Company to operate the business, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5, CWA changed its method of accounting for asset retirement obligations effective April 1, 2003.

/s/  Ernst & Young LLP

St Louis, Missouri

July 22, 2004

SAVVIS, INC.

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

OF CERTAIN OPERATING ASSETS PREVIOUSLY USED BY CABLE & WIRELESS USA, INC. AND

CABLE & WIRELESS INTERNET SERVICES, INC.

TOGETHER WITH CERTAIN ASSETS AND LIABILITIES OF CERTAIN OF THEIR AFFILIATES

AND ACQUIRED BY SAVVIS, INC. TO OPERATE THE BUSINESS

As of December 31, 2003

(in thousands)

December 31, 2003
ASSETS ACQUIRED

Trade receivables, less allowance for doubtful accounts of $11,399	$22,504
Prepaid expenses and other assets	30,816
Property and equipment, net	295,814
Other assets	9,130

TOTAL ASSETS ACQUIRED	358,264

LIABILITIES ASSUMED

Deferred revenue	12,098
Capital lease obligations	2,874
Accounts payable	931
Wages, employee benefits, and related taxes	17,596
Asset retirement obligation	17,540
Network, carrier and other liabilities	8,236

TOTAL LIABILITIES ASSUMED	59,275

NET ASSETS ACQUIRED	$298,989

The Accompanying Footnotes are an Integral Part of these Statements

SAVVIS, INC.

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

OF CERTAIN OPERATING ASSETS PREVIOUSLY USED BY CABLE & WIRELESS USA, INC.

AND CABLE & WIRELESS INTERNET SERVICES, INC.

TOGETHER WITH CERTAIN ASSETS AND LIABILITIES OF CERTAIN OF THEIR AFFILIATES

AND ACQUIRED BY SAVVIS, INC. TO OPERATE THE BUSINESS

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

(in thousands)

	Nine Months Ended December 31, 2003	Twelve Months Ended March 31,
		2003	2002
REVENUE	$384,070	$716,271	$639,886

DIRECT OPERATING EXPENSES:
Cost of revenues	328,215	919,712	792,919
Sales, general and administrative	141,310	559,213	587,535
Impairment charges	242,886	407,807	1,359,284
Restructuring charges	81,993	279,437	—
Depreciation and amortization	234,420	417,646	611,098

Direct operating expenses before cumulative effect of change in accounting principle	1,028,824	2,583,815	3,350,836
Cumulative effect of change in accounting principle	10,987	—	—

TOTAL DIRECT OPERATING EXPENSES	1,039,811	2,583,815	3,350,836

SHORTFALL OF REVENUE OVER DIRECT OPERATING EXPENSES	$(655,741)	$(1,867,544)	$(2,710,950)

The Accompanying Footnotes are an Integral Part of these Statements

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis Of Presentation

On March 5, 2004 (the “Closing Date”), SAVVIS, Inc, (formerly known as SAVVIS Asset Holdings, Inc), a wholly owned subsidiary of SAVVIS Communications Corporation, acquired certain assets and assumed certain liabilities (collectively, the “Business”) of Cable & Wireless USA, Inc. and Cable & Wireless Internet Services, Inc., together with certain assets and liabilities of certain of their affiliates, (collectively “Cable & Wireless America” or “CWA”), which are debtors and debtors in possession in bankruptcy proceedings pending before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The acquisition was made pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated January 23, 2004, between CWA and SAVVIS Asset Holdings, Inc. CWA was wholly owned by Cable & Wireless, plc, (“CWplc”).

SAVVIS, Inc. paid $155.0 million in cash in addition to the assumption of certain working capital liabilities and leases for certain data centers and other facilities. In accordance with the CWA asset purchase agreement, SAVVIS, Inc. agreed to fund CWA’s working capital losses from January 28, 2004 through March 5, 2004, which totaled approximately $14.1 million. Additionally, SAVVIS, Inc. entered into an agreement to transfer its rights at closing to acquire four of the CWA data centers and one office facility to Du Pont Fabros Interests LLC (“Du Pont Fabros”) for $52.0 million paid directly to the CWA bankruptcy estate. SAVVIS, Inc. subsequently leased those facilities back from Du Pont Fabros for approximately 15 years. The total cost of the purchased assets after consideration for the subsequent transfer of SAVVIS, Inc.’s rights to acquire certain facilities was $117.1 million.

The operations of the Business provided a range of network and hosting services, including Internet access to a Tier 1 Internet Protocol (IP) network, colocation, hosting and other value-added services such as managed security and content distribution.

The accompanying statement of assets acquired and liabilities assumed of the Business as of December 31, 2003 and the related statements of revenue and direct operating expenses for the nine months ended December 31, 2003 and the twelve months ended March 31, 2003 and 2002 have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

The accompanying financial statements were prepared from the books and records maintained by CWA (which was owned by CWplc), of which the Business represented only a portion. These financial statements are therefore not intended to be a complete representation of the financial position or results of operations for the Business as a stand-alone going concern, nor are they indicative of the results to be expected from future operations of the Business. Further, these financial statements do not include any other adjustments or allocations of purchase price that may be required in accordance with accounting principals generally accepted in the United States of America subsequent to the date of acquisition.

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

A statement of cash flows is not presented since SAVVIS, Inc. did not purchase all of the assets nor assume all of the liabilities of CWA and preparation of such information was deemed impractical given the nature of the financial statements and information available related to the assets acquired. CWA’s cash management system was not designed to allocate cash and related financing transactions and transaction systems were not designed to track certain liabilities and cash receipts and payments on a Business specific basis.

In addition, a statement of stockholders’ equity is not presented as the Asset Purchase Agreement was structured such that only assets were acquired and liabilities were assumed by SAVVIS, Inc.

Assets and liabilities that were not acquired, and are therefore not shown on the statement of assets acquired and liabilities assumed, consist mainly of:

•	Cash and cash equivalents;

•	Assets and liabilities of employee benefit plans;

•	Income tax refunds, credits, liabilities, loss carryforwards and related amounts (Accordingly, no income tax provision nor current or deferred tax positions are presented.);

•	Employee welfare and benefits obligations, including key-employee retention obligations incurred before the closing date;

•	Pre-petition (before bankruptcy) accounts payable;

•	Property, sales, use and other taxes;

•	Intercompany receivables from or payables to CWplc or its affiliates; and

•	Capital stock.

The balances shown in the statement of assets acquired and liabilities assumed are shown at historical cost as of December 31, 2003, with the exception that property and equipment and intangible assets have been adjusted for impairments (See Note 4. Property and Equipment for further details.).

The statements of revenue and direct operating expenses reflect the net revenue directly related to the on-going revenue-producing activities of the acquired assets and customer relationships and include the direct costs necessary for the production, marketing and distribution of these revenues. Accordingly, revenues and costs associated with product lines of assets sold or abandoned have not been included, as they do not relate to the acquired assets and customer relationships. Certain costs such as interest expense on intercompany debt and income taxes are also excluded and therefore, the accompanying statements of revenue and direct operating expenses are not indicative of what actual results would have been, on a stand-alone basis, nor are they indicative of the results to be expected from future operations of the Business. Further, intercompany revenue and costs related to the activities with CWplc’s affiliates have been removed, with the exception of the revenue and costs related to the separation agreement between CWA and CWplc (See Note 2. Related Party Transactions for further details) as these revenues and costs were not historically recorded at a business entity level.

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

Fiscal Years

As SAVVIS Communications Corporation’s most recent Securities and Exchange Commission filing on Form 10-K is for the fiscal year ended December 31, 2003, the statement of assets acquired and liabilities assumed is presented as of that date, along with a statement of revenue and direct operating expenses for a nine-month period ending the same date. Statements of revenue and direct operating expenses are also presented for two twelve-month periods ending on CWplc’s fiscal year-end, March 31, for 2003 and 2002.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States require management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. Significant estimates and assumptions include valuation allowances and reserves for accounts receivable and revenues as well as estimates relating to the valuation and resulting impairments of long-lived assets. Actual results could differ from these estimates.

Summary of Significant Accounting Policies

Revenue recognition - The Business derives its revenues from monthly fees from services, which include communications services, hosting, storage, digital content management, security and managed hosting. Revenue is recognized and recorded when there is persuasive evidence of a sales agreement, the amount of revenue is fixed or can be reliably determined, the services have been performed and have been accepted by the customer, and collectibility is reasonably assured. For all periods, any services billed and payments received in advance of providing services are deferred until the period such services are earned. Revenues for estimated credits to be issued are recorded as a reduction of revenue based on historical credits issued and known disputes.

Cost of revenues – Cost of revenues represent data communications and operations expenses and include the following: leasing local access lines to connect customers to points of presence (“PoPs”), leasing backbone circuits to interconnect to the PoPs, entrance facilities, indefeasible right of use (IRU) operations and maintenance, rental costs and other operating costs for hosting space, salaries and related benefits for engineering, service delivery/provisioning, customer service, and operations personnel, and other related repairs and maintenance items. Such costs are recognized when incurred in connection with the provision of services. Cost of revenues is

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

exclusive of depreciation and amortization related to the CWA network and long-term capacity agreements, which are included in “depreciation and amortization” presented separately in the accompanying statements of revenue and direct operating expenses.

Impairment of Long-Lived Assets – For the period ended March 31, 2002, management evaluated the recoverability of long-lived assets under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-lived Assets to Be Disposed Of”. For periods after March 31, 2002, management adopted SFAS No 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 was effective for fiscal years beginning after December 15, 2001 and it supercedes SFAS 121. These statements require management to review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset exceeds its fair value and may not be recoverable through the future normal operating use of the asset. Significant factors considered in conducting impairment reviews included: negative industry trends, changes in technology, underutilization of assets, and changes in how assets were used. Impairment charges are recognized when the carrying amount of long-lived assets exceeds the fair value of the assets. (See Note 4. Property and Equipment for further details).

Restructuring Costs - Restructuring costs associated with exit or disposal activities initiated through December 31, 2002, were accounted for in accordance with Emerging Issues Task Force (“EITF”) Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)”.

Management adopted SFAS No. 146, “Accounting for Costs Associated with Exit and Disposal Activities” for exit and disposal activities initiated after December 31, 2002. SFAS 146 revised EITF 94-3 by requiring that a liability for a cost associated with a restructuring activity be recognized when the liability is incurred as opposed to recognizing a liability at the date of the entity’s commitment to a restructuring plan. (See Note 3. Restructurings for further details.)

Advertising Costs – In accordance with Statement of Position 93-7, “Reporting on Advertising Costs”, advertising costs are expensed as incurred. Total advertising expense amounted to $1.6 million for the nine months ended December 31, 2003, and $7.0 million and $7.5 million for the periods ending March 31, 2003 and 2002, respectively.

Trade Receivables – Trade Receivables are stated at net realizable value. An allowance for doubtful accounts is provided based on reviewing overall collections history and individual customer accounts. (See Note 6. Concentrations of Credit Risk for further details.)

Property and Equipment – Property and equipment are stated at cost less impairment charges. Depreciation and amortization are generally computed using the straight-line method over the

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

estimated useful lives of the related assets. Property and equipment acquired under capital leases and leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset. To determine whether an impairment of property and equipment was present, the Company engaged an independent valuation specialist to perform a valuation and to assist in measuring the impairment of all long-lived assets of the business, which included property and equipment. Based on this valuation, charges have been recorded of approximately $242.9 million, $407.8 million, and $352.0 million for the nine months ended December 31, 2003, and for the twelve months ended March 31, 2003 and 2002, respectively.

Goodwill and Other Intangible Assets – CWA adopted the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets” as of April 1, 2002, under which goodwill and intangible assets with an indefinite useful life are no longer to be amortized, but are instead tested for impairment at least annually, and more frequently in some circumstances.

Prior to the adoption of SFAS No. 142, management amortized goodwill on a straight-line basis over the expected periods to be benefited, generally 6 years, and assessed for recoverability by determining whether the remaining unamortized balance of goodwill could be recovered through undiscounted future operating cash flows of the acquired operation. All other intangible assets were amortized on a straight-line basis over 5 years. As required by GAAP, management (with the assistance of an independent valuation specialist) performed impairment tests on long lived assets including goodwill and other intangible assets and determined that such assets had become impaired and adjusted them to reflect their fair value. (See Note 4. Property and Equipment for further details.)

Pensions – Historically, CWA maintained a non-contributory defined benefit pension plan, (“Retirement Income Plan”) which covered all employees of CWA. Benefits under the Retirement Income Plan were based on years of service and benefit credit rates. CWA also maintained a non-qualified, non-funded pension plan (“Supplemental Pension Plan”) covering virtually all salaried employees hired before April 1, 1999, who elected by June 30, 1999, to have their benefits calculated under a final pay formula. Benefits there under were based on years of service and an employee’s earnings plus amounts deferred under a salary reduction agreement.

To the extent that they were a direct operating cost of the Business, these pension plan costs are shown in the statements of revenue and direct operating expenses; however, neither assets nor liabilities of these pension plans are reflected on the statement of assets acquired and liabilities assumed as the pension plan assets and liabilities were not purchased by SAVVIS, Inc. (See Note 7. Pension Plans for further details.)

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

2. RELATED PARTY TRANSACTIONS

Separation Agreement

In connection with CWplc’s withdrawal from existing U.S. operations, announced June 4, 2003, CWA and CWplc (the “Parties”) entered into a separation agreement dated September 17, 2003, which terminated the previous intercompany service agreement and defined how the Parties would operate in relation with each other and what services they would provide to each other in light of CWplc’s withdrawal. The separation agreement was intended to establish an arms-length working relationship between the Parties and was retroactive to July 1, 2003. The agreement provided for the division of assets between the Parties, including allocation of customers and assets previously owned in common and including properties, leases, software licenses, trademarks, Internet domains and brand name usage, and the division of employees among the Parties, and became effective July 1, 2003. Revenue and costs of the Business related to the separation agreement of $9,617,180 and $5,961,086, respectively, have been included in the statement of revenue and direct operating expenses for the nine months ended December 31, 2003.

3. RESTRUCTURINGS

The worldwide telecommunications and hosting industries in which the Business operates is highly competitive, with declining demand for certain services, pricing pressures and overcapacity. These factors have adversely affected the Business’ financial performance during the periods reported. In response to these business pressures, CWplc announced restructuring actions that included the closure of certain data centers, a reduction in the U.S. workforce, and the consolidation of certain redundant selling, general and administrative functions. Restructuring charges of $81.9 million were expensed for the nine months ended December 31, 2003 and $279.4 million for the twelve months ended March 31, 2003. Any remaining liabilities related to historical restructurings of the Business were not acquired by SAVVIS, Inc. and are not therefore reflected in the statement of assets acquired and liabilities assumed as of December 31, 2003.

4. PROPERTY AND EQUIPMENT

The telecommunications and hosting industries, in which the Business operated, has experienced significant declines due to pricing pressures and overcapacity resulting in the need to review its long-lived assets for impairment. To determine whether an impairment of property and equipment was present, the Company engaged an independent valuation specialist to perform a valuation and to assist in measuring the impairment of all long-lived assets of the business, which included goodwill as well as property and equipment. Based on this valuation, charges have been recorded of approximately $242.9 million, $407.8 million, and $1,359.3 million for the nine months ended December 31, 2003, and for the twelve months ended March 31, 2003 and 2002, respectively. Of these amounts, $1,007.3 million was charged to Goodwill, which decreased its value to zero, and $1,002.7 million was charged against property and equipment.

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

Also, included in the statements of revenue and direct operating expenses is depreciation expense of $234.4 million for the nine months ended December 31, 2003, and $417.6 million and $357.3 million for the periods ending March 31, 2003 and 2002, respectively.

Property and equipment is stated at cost, less impairment charges, as of December 31, 2003:

($ in thousands)	Useful Lives (in years)	December 31, 2003
Buildings and improvements	40	$34,554
Communications equipment	3-21	2,452,406
Leasehold improvements	12	187,286
Office furniture and equipment	5	33,453

Total		2,707,699
Less: impairment charges		(1,002,738)

Total		1,704,961
Less: accumulated depreciation and amortization		(1,409,147)

Total		$295,814

5. LEASES

CWA leased telecommunications and other assets through various equipment lease financing facilities. Such leases were historically accounted for as capital leases.

Future minimum lease payments under capital leases and noncancelable operating leases assumed by SAVVIS, INC. under the terms of the Asset Purchase Agreement as of December 31, 2003 were as follows:

($ in thousands)	Capital Lease Payments	Operating Lease Payments
Year ending December 31:
2004	$2,769	$40,119
2005	155	39,814
2006	—	39,474
2007	—	38,623
2008	—	37,751
Thereafter, through 2015	—	151,030

Total minimum lease payments	2,924	$346,811

Less amount representing interest on capital leases	(50)
Less current portion	(2,719)

Capital lease obligations, net of current portion	$155

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES (continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

Capital Leases

The Business is obligated under capital leases for certain computer equipment that expire at various dates during the next 2 years. The gross amount of computer equipment recorded under capital leases at December 31, 2003 was $16.8 million. Amortization of assets held under capital leases is included with depreciation expense.

Operating Leases

The aforementioned noncancelable operating leases, primarily for facilities, expire over the next twelve years. These leases generally contain renewal options and require the Business to pay executory costs such as maintenance and insurance. Rental expense for operating leases during the nine months ended December 31, 2003 and for the years ended March 31, 2003 and 2002, was $39.2 million, $152.6 million, and $68.8 million, respectively.

Asset Retirement Obligations

In June 2001, the FASB issued SFAS No. 143 “Accounting for Asset Retirement Obligations”, regarding legal obligations arising from the retirement of tangible long-lived assets. Asset retirement obligations of the Business relate primarily to operating leases of data center facilities. Under SFAS 143 the fair value of the liability is added to the carrying amount of the associated asset and then depreciated over the useful life of the asset. Over time, the liability is accreted to its expected future cash requirement. Upon settlement of the liability, a gain or loss may be recorded. SFAS 143 was effective for fiscal years beginning after June 15, 2002, and was adopted by management as of April 1, 2003.

The financial statement effect of this change, is shown in the table below:

($ in thousands)	April 1, 2003
Addition to long-lived assets	$9,279
Addition to accumulated depreciation	(4,588)
Cumulative effect of change in accounting principle	10,987

Asset retirement obligations at April 1, 2003	$15,678

The roll-forward of asset retirement obligations starting April 1, 2003, is as follows:
Asset retirement obligations as of April 1, 2003	15,678
Accretion expense	1,862

Asset retirement obligations as of December 31, 2003	$17,540

In accordance with SFAS 143, the pro forma effect of this change as if it had been made at the beginning of fiscal years 2003 and 2002 would have been an increase to expenses of $3.0 and $2.7 million, respectively.

SAVVIS, INC.

Operating Assets Previously Used by CWA

and Acquired by the Company to Operate the Business

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND

STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES(continued)

For the nine months ended December 31, 2003

and the twelve months ended March 31, 2003 and 2002

6. CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Business to concentrations of credit risk consist principally of trade accounts receivable. The credit risk in the Business’ trade accounts receivable is partially mitigated by management’s credit evaluation process and reasonably short collection terms. Management maintains reserves for estimated credit losses, and to date such losses have been within management’s expectations. No single customer accounted for more than 10% of the Business’ revenue during the periods presented.

7. PENSION PLANS

Included in the statements of revenue and direct operating expenses are expenses associated with CWA’s Retirement Income Plan and Supplemental Pension Plan (the “Pension Plans”). Such expenses amounted to $4.5 million, $11.3 million, and $5.8 million for the nine months ended December 31, 2003, and for the twelve months ended March 31, 2003 and 2002, respectively. These benefit plan expenses are shown because they were direct costs associated with the revenues generated during these respective periods.

SAVVIS, Inc., did not purchase the assets and liabilities of the Pension Plans and accordingly, the statement of assets acquired and liabilities assumed does not reflect the Pension Plans’ assets or obligations, and SAVVIS, Inc. is under no obligation to fund such plans in the future.